Income Tax	6 Months Ended
Jun. 30, 2021
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Income Tax
8. Income Tax
During the three and six months ended June 30, 2021 and 2020, the Group generated losses in both Germany and the U.S. During the three and six months ended June 30, 2021 and 2020, the Group’s German operations were subject to a statutory tax rate of 29.1%. In the U.S., the Group was subject to a corporate income tax rate of 21% during the three and six months ended June 30, 2021 and 2020.
As of June 30, 2021, and December 31, 2020, no deferred tax assets have been recognized in respect of these losses, due to the uncertainty of the Group’s ability to generate taxable profits in the foreseeable future. The current assessment regarding the usability of deferred tax assets may change, depending on the Group’s taxable income in future years, which could result in the recognition of deferred tax assets This may result in higher or lower deferred tax assets related to tax losses carried forward.
Due to the ARYA Merger described in Note 3 of the Group’s annual financial statements for the year ended December 31, 2020, there are certain limitations on tax losses carried forward for net operating losses incurred by Immatics US, Inc., under Section 382 of the U.S. Internal Revenue Code.